Exhibit 99.1

Tidewater Inc. 842 West Sam Houston Parkway North, Suite 400 Houston, TX 77024, USA +1.713.470.5300

Tidewater Reports Results for the Three Months Ended March 31, 2024

                                  First Quarter 2024 Highlights

●	Revenue of $321.2 million, an increase of $18.5 million, or 6.1%, from the fourth quarter of 2023
●	Average day rate increased to $19,563 per day, $1,497 higher than the fourth quarter of 2023
●	Composite leading edge term contract day rate increased to $30,641
●	Net income of $47.0 million, an increase of $9.4 million from the fourth quarter of 2023
●	Adjusted EBITDA of $139.0 million, an increase of $7.7 million from the fourth quarter of 2023
●	Net cash provided by operating activities of $54.8 million, an increase of $7.5 million from the fourth quarter of 2023
●	Free cash flow of $69.4 million, an increase of $8.4 million from the fourth quarter of 2023

                              Share Count Reduction and 2024 Guidance

●	Share count was reduced by 171,399 shares through year-to-date share repurchases of $16.0 million at an average price of $93.34 per share
●	Share count was further reduced by 320,859 shares in exchange for paying $28.5 million of employee taxes on the vesting of equity compensation at an average price of $88.95 per share
●	Board approves additional share repurchase authorization of $18.1 million, for a total outstanding authorization of $50.7 million, the maximum permissible amount under existing debt agreements
●	Reiterating 2024 revenue guidance of $1.40 to $1.45 billion and 2024 gross margin guidance of 52%

HOUSTON, May 2, 2024 - Tidewater Inc. (NYSE:TDW) announced today revenue for the three months ended March 31, 2024 of $321.2 million, compared with $193.1 million, for the three months ended March 31, 2023. Tidewater's net income for the three months ended March 31, 2024, was $47.0 million ($0.89 per common share), compared with net income of $10.7 million ($0.21 per common share), for the three months ended March 31, 2023.

Quintin Kneen, Tidewater’s President and Chief Executive Officer, commented, “First quarter results came in nicely above our expectations, especially for a period that is typically the slowest quarter of the year due to seasonality in certain markets and a front-loaded drydock schedule. Our consolidated global average day rate continued the upward trend we saw throughout 2023, with the average day rate increasing nearly $1,500 per day sequentially, an increase of over 8%. Each of our classes of vessels saw day rate expansion during the first quarter, with material improvements in each of our large vessel classes and particular strength in our >16K AHTS class vessels. This is notable as the busiest time of the calendar year for AHTS vessels is typically during the second and third quarters, a seasonably favorable time of year for AHTS activity. We believe the strength shown in our large AHTS vessels is a leading indicator for the relative strength of the market as we progress through 2024.

“Vessel revenue in the first quarter came in at $321.2 million with a gross margin of 47.5%, both of which nicely exceeded our expectations. The improvements in day rates offset the normal first quarter seasonality. Seasonality did play a factor in the first quarter, with activity down modestly in the Europe and Mediterranean segment sequentially, but this was offset by improvements in activity in other regions of the world. Additionally, our front-loaded drydock schedule consumed nearly six percentage points of utilization during the quarter. The improvement in day rates drove the revenue growth and margin performance in the first quarter and we expect as the typical seasonal factors abate and as we progress through our front-loaded drydock schedule, that quarterly revenue will continue to improve throughout the year through a combination of continued increases in day rates and improved utilization.

“We generated $69.4 million of free cash flow and we currently retain the unused capacity under the previously announced share repurchase authorization and are pleased to announce the Board has authorized an additional $18.1 million of additional share repurchase capacity, for a total share repurchase capacity of $50.7 million. The outstanding authorization represents the maximum permissible amount of share repurchases under our existing debt agreements. We will continue to weigh the value of share repurchases against other capital allocation opportunities so as to maximize shareholder value.

“We remain encouraged by the outlook for demand over the coming years and by the persistent tightness in vessel supply. Newbuilding vessel orders still have not materialized in any meaningful way, providing for a significant runway of time before new vessel supply can enter the market. We reiterate our full-year revenue guidance of $1.40 to $1.45 billion and gross margin guidance of 52.0%, and we remain optimistic on the continued pace of offshore activity acceleration as a result of the constructive leading indicators we observed during the first quarter.”

In addition to the number of outstanding shares, as of March 31, 2024, the Company also has the following in-the-money warrants.

Common shares outstanding	52,759,223
New Creditor Warrants (strike price $0.001 per common share)	81,244
GulfMark Creditor Warrants (strike price $0.01 per common share)	88,877
Total	52,929,344

Tidewater will hold a conference call to discuss results for the three months ending March 31, 2024 on May 3, 2024, at 8:00 a.m. Central Time. Investors and interested parties may listen to the earnings conference call via telephone by calling +1.800.715.9871 if calling from the U.S. or Canada (+1.647.932.3411 if calling from outside the U.S. or Canada) and provide Conference ID: 6663124 prior to the scheduled start time. A live webcast of the call will also be available in the Investor Relations section of Tidewater’s website at investor.tdw.com.

A replay of the conference call will be available beginning at 11:00 a.m. Central Time on May 3, 2024. To access the replay, visit the Investor Relations section of Tidewater’s website at investor.tdw.com.

About Tidewater

Tidewater owns and operates the largest fleet of offshore support vessels in the industry, with 65 years of experience supporting offshore energy exploration, production and offshore wind activities worldwide. To learn more, visit www.tdw.com.

Cautionary Statement

This news release contains “forward-looking statements” within the meaning of the U.S. federal securities laws – that is, any statements that are not historical facts. Such statements often contain words such as “expect,” “believe,” “think,” “anticipate,” “predict,” “plan,” “assume,” “estimate,” “forecast,” “target,” “projections,” “intend,” “should,” “will,” “shall” and other similar words. Forward-looking statements address matters that are, to varying degrees, uncertain and based on our management’s current expectations and beliefs concerning future developments and their potential impact on Tidewater Inc. and its subsidiaries (the “Company”).

These forward-looking statements involve risks and uncertainties that could cause actual results to differ, possibly materially, from expectations or estimates reflected in such forward-looking statements, including, among others: fluctuations in worldwide energy demand and oil and gas prices; fleet additions by competitors and industry overcapacity; limited capital resources available to replenish our asset base as needed, including through acquisitions or vessel construction, and to fund our capital expenditure needs; uncertainty of global financial market conditions and potential constraints in accessing capital or credit if and when needed with favorable terms, if at all; changes in decisions and capital spending by customers based on industry expectations for offshore exploration, field development and production; consolidation of our customer base; loss of a major customer; changing customer demands for vessel specifications, which may make some of our older vessels technologically obsolete for certain customer projects or in certain markets; rapid technological changes; delays and other problems associated with vessel maintenance; the continued availability of qualified personnel and our ability to attract and retain them; the operating risks normally incident to our lines of business, including the potential impact of liquidated counterparties; our ability to comply with covenants in our indentures and other debt instruments; acts of terrorism and piracy; the impact of regional or global public health crises or pandemics; the impact of potential information technology, cybersecurity or data security breaches; integration of acquired businesses and entry into new lines of business; disagreements with our joint venture partners; natural disasters or significant weather conditions; unsettled political conditions, war, civil unrest and governmental actions, such as expropriation or enforcement of customs or other laws that are not well developed or consistently enforced; risks associated with our international operations, including local content, local currency or similar requirements especially in higher political risk countries where we operate; interest rate and foreign currency fluctuations; labor changes proposed by international conventions; increased regulatory burdens and oversight; changes in laws governing the taxation of foreign source income; retention of skilled workers; enforcement of laws related to the environment, labor and foreign corrupt practices; increased global concern, regulation and scrutiny regarding climate change; increased stockholder activism; the potential liability for remedial actions or assessments under existing or future environmental regulations or litigation; the effects of asserted and unasserted claims and the extent of available insurance coverage; the resolution of pending legal proceedings; and other risks and uncertainties detailed in our most recent Form 10-K, Form 10-Qs and Form 8-Ks filed with or furnished to the SEC.

If one or more of these or other risks or uncertainties materialize (or the consequences of any such development changes), or should our underlying assumptions prove incorrect, actual results or outcomes may vary materially from those reflected in our forward-looking statements. Forward-looking and other statements in this presentation regarding our environmental, social and other sustainability plans, goals or activities are not an indication that these statements are necessarily material to investors or required to be disclosed in our filings with the SEC. In addition, historical, current, and forward-looking environmental, social and sustainability-related statements may be based on standards still developing, internal controls and processes that we continue to evolve, and assumptions subject to change in the future. Statements in this release are made as of the date hereof, and the Company disclaims any intention or obligation to update publicly or revise such statements, whether as a result of new information, future events or otherwise.

Financial information is displayed beginning on the next page.

The financial statements and supplementary information presented in this press release were not audited. This press release presents extracts from the Consolidated Balance Sheets at March 31, 2024 and December 31, 2023; the Consolidated Statements of Operations and Consolidated Statements of Equity for the three months ended March 31, 2024 and 2023; and the Consolidated Statements of Cash Flows for the three months ended March 31, 2024 and 2023. Extracts are drawn from the December 31, 2023 audited annual financial statements of Tidewater Inc. All per-share amounts are stated on a diluted basis.

TIDEWATER INC.

CONDENSED CONSOLIDATED INCOME STATEMENTS

(In Thousands, except per share data)

	Three Months Ended
	March 31, 2024	March 31, 2023
Revenues:
Vessel revenues	$318,686	$191,180
Other operating revenues	2,478	1,924
Total revenues	321,164	193,104
Costs and expenses:
Vessel operating costs	167,556	115,459
Costs of other operating revenues	1,150	1,151
General and administrative	25,329	23,545
Depreciation and amortization	56,270	30,666
Gain on asset dispositions, net	(11,039)	(2,216)
Total costs and expenses	239,266	168,605
Operating income	81,898	24,499
Other income (expense):
Foreign exchange gain (loss)	(4,085)	2,348
Equity in net earnings (losses) of unconsolidated companies	(5)	—
Interest income and other, net	1,483	130
Interest and other debt costs, net	(19,476)	(4,190)
Total other expense	(22,083)	(1,712)
Income before income taxes	59,815	22,787
Income tax expense	13,070	11,971
Net income	46,745	10,816
Less: Net income (loss) attributable to noncontrolling interests	(281)	78
Net income attributable to Tidewater Inc.	$47,026	$10,738
Basic income per common share	$0.90	$0.21
Diluted income per common share	$0.89	$0.21
Weighted average common shares outstanding	52,320	50,604
Dilutive effect of warrants, restricted stock units and stock options	580	1,368
Adjusted weighted average common shares	52,900	51,972

TIDEWATER INC.

CONDENSED CONSOLIDATED BALANCE SHEETS

(In Thousands, except share and par value data)

	March 31, 2024	December 31, 2023
ASSETS
Current assets:
Cash and cash equivalents	$280,853	$274,437
Restricted cash	6,474	1,241
Trade and other receivables, net of allowance for credit losses of $3,687 and $15,914 at March 31, 2024 and December 31, 2023, respectively	285,968	268,352
Marine operating supplies	24,767	31,933
Prepaid expenses and other current assets	17,447	15,172
Total current assets	615,509	591,135
Net properties and equipment	1,286,618	1,315,122
Deferred drydocking and survey costs	128,639	106,698
Indemnification assets	16,642	17,370
Other assets	30,408	32,449
Total assets	$2,077,816	$2,062,774

LIABILITIES AND STOCKHOLDERS' EQUITY
Current liabilities:
Accounts payable	$51,774	$44,931
Accrued expenses	132,190	125,590
Current portion of long-term debt	103,009	103,077
Other current liabilities	52,164	55,133
Total current liabilities	339,137	328,731
Long-term debt	620,329	631,361
Other liabilities	63,197	64,985

Commitments and contingencies

Equity:
Common stock of $0.001 par value, 125,000,000 shares authorized, 52,759,223 and 52,259,303 shares issued and outstanding at March 31, 2024 and December 31, 2023, respectively	53	52
Additional paid-in-capital	1,646,061	1,671,759
Accumulated deficit	(594,347)	(637,838)
Accumulated other comprehensive loss	5,209	5,266
Total stockholders' equity	1,056,976	1,039,239
Noncontrolling interests	(1,823)	(1,542)
Total equity	1,055,153	1,037,697
Total liabilities and equity	$2,077,816	$2,062,774

TIDEWATER INC.

CONDENSED CONSOLIDATED STATEMENTS OF COMPREHENSIVE INCOME

(In Thousands)

	Three Months Ended
	March 31, 2024	March 31, 2023
Net income	$46,745	$10,816
Other comprehensive income (loss):
Unrealized gain (loss) on note receivable	80	(132)
Change in liability of pension plans	(137)	(190)
Total comprehensive income	$46,688	$10,494

TIDEWATER INC.

CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS

(In Thousands)

	Three Months	Three Months
	Ended	Ended
	March 31, 2024	March 31, 2023
Operating activities:
Net income	$46,745	$10,816
Adjustments to reconcile net income to net cash provided by operating activities:
Depreciation	38,811	21,048
Amortization of deferred drydocking and survey costs	17,459	9,618
Amortization of debt premiums and discounts	1,814	420
Amortization of below market contracts	(1,206)	—
Provision for deferred income taxes	73	35
Gain on asset dispositions, net	(11,039)	(2,216)
Stock-based compensation expense	2,766	2,103
Changes in assets and liabilities, net of effects of business acquisition:
Trade and other receivables	(17,616)	(25,733)
Accounts payable	6,843	25,829
Accrued expenses	6,600	1,830
Deferred drydocking and survey costs	(40,018)	(31,325)
Other, net	3,533	369
Net cash provided by operating activities	54,765	12,794
Cash flows from investing activities:
Proceeds from asset dispositions	12,463	5,716
Additions to properties and equipment	(10,942)	(8,651)
Net cash provided by (used in) investing activities	1,521	(2,935)
Cash flows from financing activities:
Principal payments on long-term debt	(12,500)	—
Purchase of common stock	(3,501)	—
Acquisition of non-controlling interest in a majority owned subsidiary	—	(1,427)
Debt issuance costs	(135)	—
Share based awards reacquired to pay taxes	(28,462)	(3,747)
Net cash used in financing activities	(44,598)	(5,174)
Net change in cash, cash equivalents and restricted cash	11,688	4,685
Cash, cash equivalents and restricted cash at beginning of period	277,965	167,977
Cash, cash equivalents and restricted cash at end of period	$289,653	$172,662

Supplemental disclosure of cash flow information:
Cash paid during the year for:
Interest, net of amounts capitalized	$15,621	$98
Income taxes	$15,603	$17,057

Note:  Cash, cash equivalents and restricted cash at March 31, 2024 includes $2.3 million in long-term restricted cash, which is included in other assets in our consolidated balance sheet.

TIDEWATER INC.

CONDENSED CONSOLIDATED STATEMENTS OF EQUITY

(In Thousands)

	Three Months Ended
				Accumulated
		Additional		other	Non
	Common	paid-in	Accumulated	comprehensive	controlling
	stock	capital	deficit	income	interest	Total
Balance at December 31, 2023	$52	$1,671,759	$(637,838)	$5,266	$1,542	$1,040,781
Total comprehensive income (loss)	—	—	47,026	(57)	(281)	46,688
Amortization of share-based awards	—	(25,697)	—	—	—	(25,697)
Balance at March 31, 2024	$53	$1,647,488	$(594,347)	$5,209	$1,261	$1,059,664

Balance at December 31, 2022	$51	$1,556,990	$(699,649)	$8,576	$22	$865,990
Total comprehensive income (loss)	—	—	10,738	(322)	78	10,494
Acquisition of non-controlling interest in a majority owned subsidiary	—	(1,427)	—	—	—	(1,427)
Amortization of share-based awards	—	(1,644)	—	—	—	(1,644)
Balance at March 31, 2023	$51	$1,553,919	$(688,911)	$8,254	$100	$873,413

The company’s vessel revenues and vessel operating costs and the related percentage of total vessel revenues, were as follows:

(In Thousands)	Three Months Ended
	March 31, 2024		March 31, 2023
Vessel revenues:
Americas	$63,941	20%	$47,687	25%
Asia Pacific	47,781	15%	22,024	12%
Middle East	37,932	12%	30,762	16%
Europe/Mediterranean	80,381	25%	31,250	16%
West Africa	88,651	28%	59,457	31%
Total vessel revenues	$318,686	100%	$191,180	100%
Vessel operating costs:
Crew costs	$102,352	32%	$66,643	35%
Repair and maintenance	21,348	7%	16,652	9%
Insurance	2,580	1%	2,005	1%
Fuel, lube and supplies	17,318	5%	13,555	7%
Other	23,958	8%	16,604	9%
Total vessel operating costs	167,556	53%	115,459	60%
Vessel operating margin (A)	$151,130	47%	$75,721	40%

Note (A): Vessel operating margin equals vessel revenues less vessel operating costs.

The company’s operating income (loss) and other components of income (loss) before income taxes and its related percentage of total revenues, were as follows:

(In Thousands)	Three Months Ended
	March 31, 2024		March 31, 2023
Vessel operating profit:
Americas	$10,126	3%	$7,962	4%
Asia Pacific	14,847	5%	5,568	3%
Middle East	1,529	0%	(344)	(0)%
Europe/Mediterranean	14,757	5%	2,036	1%
West Africa	41,010	13%	17,221	9%
Other operating profit	1,328	0%	773	0%
	83,597	26%	33,216	17%

Corporate expenses (A)	(12,738)	(4)%	(10,933)	(6)%
Gain on asset dispositions, net	11,039	3%	2,216	1%
Operating income	$81,898	25%	$24,499	13%

Note (A):  General and administrative expenses for the three months ended March 31, 2024 and 2023 include stock-based compensation of $2.8 million and $2.1 million, respectively. In addition, vessel operating and general and administrative costs for the three months March 31, 2024 and 2023, include $0.7 million and $1.4 million in acquisition, restructuring and integration related costs, respectively.

TIDEWATER INC.

CONSOLIDATED STATEMENTS OF EARNINGS – QUARTERLY DATA

(In Thousands, except per share data)

	Three Months Ended
	March 31,	December 31,	September 30,	June 30,	March 31,
	2024	2023	2023	2023	2023
Revenues:
Vessel revenues	$318,686	$300,515	$296,975	$210,323	$191,180
Other operating revenues	2,478	2,143	2,287	4,638	1,924
Total revenues	321,164	302,658	299,262	214,961	193,104
Costs and expenses:
Vessel operating costs (A)	167,556	158,553	164,239	118,264	115,459
Costs of other operating revenue	1,150	1,337	1,481	373	1,151
General and administrative (A)	25,329	24,724	21,001	26,013	23,545
Depreciation and amortization	56,270	59,167	57,730	32,768	30,666
Gain on asset dispositions, net	(11,039)	(4,218)	(863)	(1,404)	(2,216)
Total operating costs and expenses	239,266	239,563	243,588	176,014	168,605
Operating income	81,898	63,095	55,674	38,947	24,499
Other income (expense):
Foreign exchange gain (loss)	(4,085)	2,250	(2,149)	(3,819)	2,348
Equity in net earnings (losses) of unconsolidated companies	(5)	10	4	25	—
Interest income and other, net	1,483	3,029	568	2,790	130
Interest and other debt costs, net	(19,476)	(20,263)	(19,288)	(4,731)	(4,190)
Total other expense	(22,083)	(14,974)	(20,865)	(5,735)	(1,712)
Income before income taxes	59,815	48,121	34,809	33,212	22,787
Income tax expense	13,070	10,793	9,260	11,284	11,971
Net income	46,745	37,328	25,549	21,928	10,816
Net income (loss) attributable to noncontrolling interests	(281)	(336)	(650)	(656)	78
Net income attributable to Tidewater Inc.	$47,026	$37,664	$26,199	$22,584	$10,738
Basic income per common share	$0.90	$0.72	$0.50	$0.44	$0.21
Diluted income per common share	$0.89	$0.70	$0.49	$0.43	$0.21
Weighted average common shares outstanding	52,320	52,648	52,230	50,857	50,604
Dilutive effect of warrants, restricted stock units and stock options	580	1,351	1,380	1,148	1,368
Adjusted weighted average common shares	52,900	53,999	53,610	52,005	51,972

Vessel operating margin	$151,130	$141,962	$132,736	$92,059	$75,721

Note (A): Acquisition, restructuring and integration related costs	$709	$2,177	$6,079	$1,242	$1,426

TIDEWATER INC.

CONDENSED CONSOLIDATED BALANCE SHEETS

(In Thousands)

	March 31,	December 31,	September 30,	June 30,	March 31,
	2024	2023	2023	2023	2023
ASSETS
Current assets:
Cash and cash equivalents	$280,853	$274,437	$275,070	$171,261	$165,145
Restricted cash	6,474	1,241	4,973	1,242	4,972
Trade and other receivables, net	285,968	268,352	250,671	195,906	182,198
Marine operating supplies	24,767	31,933	27,489	22,495	24,448
Assets held for sale	—	—	565	630	695
Prepaid expenses and other current assets	17,447	15,172	16,598	18,958	18,978
Total current assets	615,509	591,135	575,366	410,492	396,436
Net properties and equipment	1,286,618	1,315,122	1,348,001	784,873	786,168
Deferred drydocking and survey costs	128,639	106,698	99,215	92,481	82,787
Indemnification assets	16,642	17,370	18,648	22,678	27,698
Other assets	30,408	32,449	30,325	33,640	34,058
Total assets	$2,077,816	$2,062,774	$2,071,555	$1,344,164	$1,327,147

LIABILITIES AND EQUITY
Current liabilities:
Accounts payable	$51,774	$44,931	$57,183	$69,822	$64,775
Accrued expenses	132,190	125,590	119,631	91,875	107,348
Current portion of long-term debt	103,009	103,077	102,369	2,441	—
Other current liabilities	52,164	55,133	53,301	42,305	43,220
Total current liabilities	339,137	328,731	332,484	206,443	215,343
Long-term debt	620,329	631,361	641,301	179,573	169,423
Other liabilities	63,197	64,985	66,246	65,621	68,968

Equity:
Common stock	53	52	53	51	51
Additional paid-in-capital	1,646,061	1,671,759	1,668,392	1,554,793	1,553,919
Accumulated deficit	(594,347)	(637,838)	(640,128)	(666,327)	(688,911)
Accumulated other comprehensive income	5,209	5,266	4,413	4,566	8,254
Total stockholders' equity	1,056,976	1,039,239	1,032,730	893,083	873,313
Noncontrolling interests	(1,823)	(1,542)	(1,206)	(556)	100
Total equity	1,055,153	1,037,697	1,031,524	892,527	873,413
Total liabilities and equity	$2,077,816	$2,062,774	$2,071,555	$1,344,164	$1,327,147

TIDEWATER INC.

CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS – QUARTERLY DATA

(In Thousands)

	Three Months Ended
	March 31,	December 31,	September 30,	June 30,	March 31,
	2024	2023	2023	2023	2023
Operating activities:
Net income	$46,745	$37,328	$25,549	$21,928	$10,816
Adjustments to reconcile net income to net cash provided by operating activities:
Depreciation	38,811	42,788	43,845	21,096	21,048
Amortization of deferred drydocking and survey costs	17,459	16,379	13,885	11,672	9,618
Amortization of debt premiums and discounts	1,814	1,975	1,802	422	420
Amortization of below market contracts	(1,206)	(1,894)	(1,906)	—	—
(Provision) benefit for deferred income taxes	73	23	35	(1)	35
Gain on asset dispositions, net	(11,039)	(4,218)	(863)	(1,404)	(2,216)
Gain on pension settlement	—	(506)	—	(1,807)	—
Stock-based compensation expense	2,766	3,508	2,496	2,648	2,103
Changes in assets and liabilities, net of effects of business acquisition:
Trade and other receivables	(17,616)	(17,072)	(54,765)	(12,186)	(25,733)
Accounts payable	6,843	(12,252)	(12,639)	5,047	25,829
Accrued expenses	6,600	5,841	27,775	(15,374)	1,830
Deferred drydocking and survey costs	(40,018)	(24,069)	(20,618)	(21,366)	(31,325)
Other, net	3,533	(600)	10,343	(934)	369
Net cash provided by operating activities	54,765	47,231	34,939	9,741	12,794
Cash flows from investing activities:
Proceeds from asset dispositions	12,463	5,902	945	2,943	5,716
Acquisitions, net of cash acquired	—	—	(594,191)	—	—
Additions to properties and equipment	(10,942)	(8,386)	(5,702)	(8,849)	(8,651)
Net cash provided by (used in) investing activities	1,521	(2,484)	(598,948)	(5,906)	(2,935)
Cash flows from financing activities:
Exercise of warrants	—	—	111,483	—	—
Issuance of long-term debt	—	—	575,000	—	—
Principal payments on long-term debt	(12,500)	(13,677)	—	—	—
Purchase of common stock	(3,501)	(35,025)	—	—	—
Acquisition of non-controlling interest in a majority owned subsidiary	—	—	—	—	(1,427)
Debt issuance costs	(135)	—	(14,758)	—	—
Share based awards reacquired to pay taxes	(28,462)	(141)	(378)	(1,774)	(3,747)
Net cash provided by (used in) financing activities	(44,598)	(48,843)	671,347	(1,774)	(5,174)
Net change in cash, cash equivalents and restricted cash	11,688	(4,096)	107,338	2,061	4,685
Cash, cash equivalents and restricted cash at beginning of period	277,965	282,061	174,723	172,662	167,977
Cash, cash equivalents and restricted cash at end of period	$289,653	$277,965	$282,061	$174,723	$172,662

Supplemental disclosure of cash flow information:
Cash paid during the year for:
Interest, net of amounts capitalized	$15,621	$18,186	$606	$7,748	$98
Income taxes	$15,603	$7,295	$9,384	$10,144	$17,057
Supplemental disclosure of noncash investing activities:
Purchase of vessels	$—	$2,067	$27	$12,171	$—
Supplemental disclosure of noncash financing activities:
Debt incurred for purchase of vessels	$—	$3,037	$27	$12,171	$—

TIDEWATER INC.

OTHER FLEET AND FINANCIAL DATA

(In Thousands)

	Three Months Ended
	March 31,	December 31,	September 30,	June 30,	March 31,
	2024	2023	2023	2023	2023
VESSEL REVENUE BY VESSEL CLASS

Americas fleet:
PSV > 900	$29,924	$28,714	$29,270	$20,316	$20,556
PSV < 900	24,531	28,143	28,886	19,134	17,390
AHTS > 16K	2,036	4,034	3,584	3,425	3,395
AHTS 8 - 16K	2,476	2,316	2,064	2,807	2,807
AHTS 4 - 8K	945	1,428	1,570	1,480	1,521
Other	4,029	3,790	5,343	3,214	2,018
Total	63,941	68,425	70,717	50,376	47,687
Asia Pacific fleet:
PSV > 900	23,210	19,485	20,159	9,648	9,101
PSV < 900	11,830	8,679	8,292	5,811	5,133
AHTS > 16K	4,555	3,759	3,271	2,065	1,342
AHTS 8 - 16K	4,507	4,706	5,287	5,001	5,397
AHTS 4 - 8K	1,576	1,601	1,582	8	998
Other	2,103	402	403	52	53
Total	47,781	38,632	38,994	22,585	22,024
Middle East fleet:
PSV > 900	1,365	1,378	1,088	1,211	1,192
PSV < 900	21,017	19,215	17,790	16,812	14,965
AHTS > 16K	287	1,178	1,196	1,217	2,316
AHTS 8 - 16K	2,397	3,094	3,420	4,276	4,593
AHTS 4 - 8K	12,866	13,207	11,191	8,340	7,696
Total	37,932	38,072	34,685	31,856	30,762
Europe/Mediterranean fleet:
PSV > 900	61,827	61,559	59,872	27,602	21,858
PSV < 900	14,126	15,356	14,039	9,195	6,663
AHTS > 16K	3,346	2,437	3,617	2,228	2,511
Other	1,082	1,391	1,401	270	218
Total	80,381	80,743	78,929	39,295	31,250
West Africa fleet:
PSV > 900	21,743	15,478	17,566	11,550	9,900
PSV < 900	31,812	31,893	26,396	25,419	24,835
AHTS > 16K	8,048	6,994	7,138	9,129	6,237
AHTS 8 - 16K	16,316	11,219	11,917	9,870	9,827
AHTS 4 - 8K	2,370	2,126	2,745	3,496	2,360
Other	8,362	6,933	7,888	6,747	6,298
Total	88,651	74,643	73,650	66,211	59,457
Worldwide fleet:
PSV > 900	138,069	126,614	127,955	70,327	62,607
PSV < 900	103,316	103,286	95,403	76,371	68,986
AHTS > 16K	18,272	18,402	18,806	18,064	15,801
AHTS 8 - 16K	25,696	21,335	22,688	21,954	22,624
AHTS 4 - 8K	17,757	18,362	17,088	13,324	12,575
Other	15,576	12,516	15,035	10,283	8,587
Total	$318,686	$300,515	$296,975	$210,323	$191,180

TIDEWATER INC.

OTHER FLEET AND FINANCIAL DATA

	Three Months Ended
	March 31,	December 31,	September 30,	June 30,	March 31,
	2024	2023	2023	2023	2023
AVERAGE NUMBER OF VESSELS:

Americas fleet:
PSV > 900	11	12	12	10	10
PSV < 900	18	18	18	15	15
AHTS > 16K	2	2	2	2	2
AHTS 8 - 16K	2	2	2	2	2
AHTS 4 - 8K	2	2	2	2	2
Other	1	2	2	2	1
Total	36	38	38	33	32
Stacked vessels	(1)	(1)	(1)	(1)	(1)
Active vessels	35	37	37	32	31
Asia Pacific fleet:
PSV > 900	8	8	8	6	5
PSV < 900	5	5	4	2	2
AHTS > 16K	3	2	2	2	1
AHTS 8 - 16K	3	3	3	3	3
AHTS 4 - 8K	1	1	1	1	2
Other	1	—	—	—	1
Total	21	19	18	14	14
Stacked vessels	—	—	—	—	(1)
Active vessels	21	19	18	14	13
Middle East fleet:
PSV > 900	1	1	1	1	1
PSV < 900	20	20	20	20	21
AHTS > 16K	—	1	1	1	2
AHTS 8 - 16K	5	5	5	5	5
AHTS 4 - 8K	17	18	18	17	14
Total	43	45	45	44	43
Stacked vessels	—	—	—	—	—
Active vessels	43	45	45	44	43
Europe/Mediterranean fleet:
PSV > 900	40	39	38	18	19
PSV < 900	9	10	10	7	7
AHTS > 16K	2	2	2	1	1
Total	51	51	50	26	27
Stacked vessels	—	—	—	—	—
Active vessels	51	51	50	26	27
West Africa fleet:
PSV > 900	9	9	9	7	7
PSV < 900	19	19	19	18	18
AHTS > 16K	4	4	4	5	5
AHTS 8 - 16K	11	11	11	11	11
AHTS 4 - 8K	4	4	5	6	8
Other	21	21	24	23	25
Total	68	68	72	70	74
Stacked vessels	(1)	(1)	(3)	(5)	(8)
Active vessels	67	67	69	65	66
Worldwide fleet:
PSV > 900	69	69	68	42	42
PSV < 900	71	72	71	62	63
AHTS > 16K	11	11	11	11	11
AHTS 8 - 16K	21	21	21	21	21
AHTS 4 - 8K	24	25	26	26	26
Other	23	23	26	25	27
Total	219	221	223	187	190
Stacked vessels	(2)	(2)	(4)	(6)	(10)
Active vessels	217	219	219	181	180

Total active	217	219	219	181	180
Total stacked	2	2	4	6	10
Total	219	221	223	187	190

TIDEWATER INC.

OTHER FLEET AND FINANCIAL DATA

	Three Months Ended
	March 31,	December 31,	September 30,	June 30,	March 31,
	2024	2023	2023	2023	2023
AVAILABLE DAYS - TOTAL FLEET:

Americas fleet:
PSV > 900	1,001	1,104	1,095	910	907
PSV < 900	1,631	1,675	1,730	1,365	1,359
AHTS > 16K	182	184	184	182	180
AHTS 8 - 16K	182	184	184	182	180
AHTS 4 - 8K	182	184	184	182	180
Other	128	184	184	182	121
Total	3,306	3,515	3,561	3,003	2,927
Asia Pacific fleet:
PSV > 900	765	736	726	559	481
PSV < 900	455	454	358	182	180
AHTS > 16K	241	184	184	182	90
AHTS 8 - 16K	273	276	276	273	270
AHTS 4 - 8K	91	92	92	91	180
Other	54	—	—	—	48
Total	1,879	1,742	1,636	1,287	1,249
Middle East fleet:
PSV > 900	91	92	92	91	90
PSV < 900	1,820	1,840	1,840	1,820	1,842
AHTS > 16K	32	92	92	91	180
AHTS 8 - 16K	455	460	460	455	450
AHTS 4 - 8K	1,547	1,615	1,640	1,556	1,291
Total	3,945	4,099	4,124	4,013	3,853
Europe/Mediterranean fleet:
PSV > 900	3,603	3,588	3,492	1,638	1,672
PSV < 900	838	920	907	637	630
AHTS > 16K	182	184	184	139	90
Total	4,623	4,692	4,583	2,414	2,392
West Africa fleet:
PSV > 900	819	828	819	637	630
PSV < 900	1,729	1,735	1,744	1,638	1,620
AHTS > 16K	364	368	368	407	450
AHTS 8 - 16K	1,001	1,012	1,012	1,001	990
AHTS 4 - 8K	364	385	476	546	720
Other	1,875	1,899	2,184	2,099	2,256
Total	6,152	6,227	6,603	6,328	6,666
Worldwide fleet:
PSV > 900	6,279	6,348	6,224	3,835	3,780
PSV < 900	6,473	6,624	6,579	5,642	5,631
AHTS > 16K	1,001	1,012	1,012	1,001	990
AHTS 8 - 16K	1,911	1,932	1,932	1,911	1,890
AHTS 4 - 8K	2,184	2,276	2,392	2,375	2,371
Other	2,057	2,083	2,368	2,281	2,425
Total	19,905	20,275	20,507	17,045	17,087

TIDEWATER INC.

OTHER FLEET AND FINANCIAL DATA

	Three Months Ended
	March 31,	December 31,	September 30,	June 30,	March 31,
	2024	2023	2023	2023	2023
OUT-OF-SERVICE - STACKED DAYS:

Americas fleet:
PSV < 900	84	92	92	91	99
Total	84	92	92	91	99
Asia Pacific fleet:
Other	—	—	—	—	48
Total	—	—	—	—	48
West Africa fleet:
AHTS 4 - 8K	91	109	184	182	180
Other	—	16	103	265	540
Total	91	125	287	447	720
Worldwide fleet:
PSV < 900	84	92	92	91	99
AHTS 4 - 8K	91	109	184	182	180
Other	—	16	103	265	588
Total	175	217	379	538	867

TIDEWATER INC.

OTHER FLEET AND FINANCIAL DATA

	Three Months Ended
	March 31,	December 31,	September 30,	June 30,	March 31,
	2024	2023	2023	2023	2023
AVAILABLE DAYS - ACTIVE FLEET:

Americas fleet:
PSV > 900	1,001	1,104	1,095	910	907
PSV < 900	1,547	1,583	1,638	1,274	1,260
AHTS > 16K	182	184	184	182	180
AHTS 8 - 16K	182	184	184	182	180
AHTS 4 - 8K	182	184	184	182	180
Other	128	184	184	182	121
Total	3,222	3,423	3,469	2,912	2,828
Asia Pacific fleet:
PSV > 900	765	736	726	559	481
PSV < 900	455	454	358	182	180
AHTS > 16K	241	184	184	182	90
AHTS 8 - 16K	273	276	276	273	270
AHTS 4 - 8K	91	92	92	91	180
Total	1,879	1,742	1,636	1,287	1,201
Middle East fleet:
PSV > 900	91	92	92	91	90
PSV < 900	1,820	1,840	1,840	1,820	1,842
AHTS > 16K	32	92	92	91	180
AHTS 8 - 16K	455	460	460	455	450
AHTS 4 - 8K	1,547	1,615	1,640	1,556	1,291
Total	3,945	4,099	4,124	4,013	3,853
Europe/Mediterranean fleet:
PSV > 900	3,603	3,588	3,492	1,638	1,672
PSV < 900	838	920	907	637	630
AHTS > 16K	182	184	184	139	90
Total	4,623	4,692	4,583	2,414	2,392
West Africa fleet:
PSV > 900	819	828	819	637	630
PSV < 900	1,729	1,735	1,744	1,638	1,620
AHTS > 16K	364	368	368	407	450
AHTS 8 - 16K	1,001	1,012	1,012	1,001	990
AHTS 4 - 8K	273	276	292	364	540
Other	1,875	1,883	2,081	1,834	1,716
Total	6,061	6,102	6,316	5,881	5,946
Worldwide fleet:
PSV > 900	6,279	6,348	6,224	3,835	3,780
PSV < 900	6,389	6,532	6,487	5,551	5,532
AHTS > 16K	1,001	1,012	1,012	1,001	990
AHTS 8 - 16K	1,911	1,932	1,932	1,911	1,890
AHTS 4 - 8K	2,093	2,167	2,208	2,193	2,191
Other	2,057	2,067	2,265	2,016	1,837
Total	19,730	20,058	20,128	16,507	16,220

TIDEWATER INC.

OTHER FLEET AND FINANCIAL DATA

	Three Months Ended
	March 31,	December 31,	September 30,	June 30,	March 31,
	2024	2023	2023	2023	2023
UTILIZATION - TOTAL FLEET:

Americas fleet:
PSV > 900	87.9%	77.2%	84.5%	78.5%	84.2%
PSV < 900	70.0	78.9	85.7	83.9	79.8
AHTS > 16K	33.4	59.0	54.7	50.0	50.0
AHTS 8 - 16K	80.2	74.0	65.4	100.0	100.0
AHTS 4 - 8K	59.7	93.7	97.8	93.7	96.4
Other	100.0	100.0	100.0	100.0	97.5
Total	74.5%	78.9%	84.1%	82.8%	82.3%
Asia Pacific fleet:
PSV > 900	93.7%	93.4%	97.3%	71.1%	70.8%
PSV < 900	86.3	92.3	99.0	100.0	90.6
AHTS > 16K	53.4	72.7	66.7	60.7	78.1
AHTS 8 - 16K	75.9	63.9	78.9	85.0	79.8
AHTS 4 - 8K	100.0	100.0	100.0	10.4	80.3
Total	84.0%	86.6%	91.3%	72.4%	74.8%
Middle East fleet:
PSV > 900	100.0%	100.0%	90.2%	100.0%	100.0%
PSV < 900	95.3	88.6	82.8	81.6	74.4
AHTS > 16K	69.3	100.0	100.0	100.0	100.0
AHTS 8 - 16K	50.1	60.4	69.0	87.0	96.0
AHTS 4 - 8K	86.5	87.6	77.7	63.4	85.7
Total	86.6%	85.6%	79.8%	76.0%	82.5%
Europe/Mediterranean fleet:
PSV > 900	88.9%	91.4%	90.8%	91.0%	82.7%
PSV < 900	90.9	86.8	86.4	81.3	85.0
AHTS > 16K	34.1	53.2	63.3	43.4	84.1
Total	87.1%	89.0%	88.8%	85.7%	83.4%
West Africa fleet:
PSV > 900	86.9%	64.9%	88.5%	83.1%	83.0%
PSV < 900	82.6	95.4	85.1	91.1	95.3
AHTS > 16K	89.8	91.1	77.0	92.9	73.5
AHTS 8 - 16K	98.6	72.4	79.5	79.6	79.8
AHTS 4 - 8K	66.7	57.6	58.5	62.9	32.4
Other	55.9	56.9	50.0	49.4	50.3
Total	77.1%	73.3%	70.7%	72.3%	68.4%
Worldwide fleet:
PSV > 900	89.2%	85.8%	90.1%	84.0%	82.0%
PSV < 900	84.3	87.9	85.6	85.5	83.4
AHTS > 16K	60.0	75.8	70.7	73.0	75.4
AHTS 8 - 16K	82.0	68.5	75.6	84.1	85.6
AHTS 4 - 8K	81.6	83.5	76.3	63.5	69.9
Other	59.2	60.7	53.9	53.4	51.7
Total	81.5%	81.5%	80.5%	76.9%	76.5%

TIDEWATER INC.

OTHER FLEET AND FINANCIAL DATA

	Three Months Ended
	March 31,	December 31,	September 30,	June 30,	March 31,
	2024	2023	2023	2023	2023
UTILIZATION - ACTIVE FLEET:

Americas fleet:
PSV > 900	87.9%	77.2%	84.5%	78.5%	84.2%
PSV < 900	73.8	83.4	90.5	89.9	86.1
AHTS > 16K	33.4	59.0	54.7	50.0	50.0
AHTS 8 - 16K	80.2	74.0	65.4	100.0	100.0
AHTS 4 - 8K	59.7	93.7	97.8	93.7	96.4
Other	100.0	100.0	100.0	100.0	97.5
Total	76.5%	81.0%	86.3%	85.4%	85.2%
Asia Pacific fleet:
PSV > 900	93.7%	93.4%	97.3%	71.1%	70.8%
PSV < 900	86.3	92.3	99.0	100.0	90.6
AHTS > 16K	53.4	72.7	66.7	60.7	78.1
AHTS 8 - 16K	75.9	63.9	78.9	85.0	79.8
AHTS 4 - 8K	100.0	100.0	100.0	10.4	80.3
Total	84.0%	86.6%	91.3%	72.4%	77.8%
Middle East fleet:
PSV > 900	100.0%	100.0%	90.2%	100.0%	100.0%
PSV < 900	95.3	88.6	82.8	81.6	74.4
AHTS > 16K	69.3	100.0	100.0	100.0	100.0
AHTS 8 - 16K	50.1	60.4	69.0	87.0	96.0
AHTS 4 - 8K	86.5	87.6	77.7	63.4	85.7
Total	86.6%	85.6%	79.8%	76.0%	82.5%
Europe/Mediterranean fleet:
PSV > 900	88.9%	91.4%	90.8%	91.0%	82.7%
PSV < 900	90.9	86.8	86.4	81.3	85.0
AHTS > 16K	34.1	53.2	63.3	43.4	84.1
Total	87.1%	89.0%	88.8%	85.7%	83.4%
West Africa fleet:
PSV > 900	86.9%	64.9%	88.5%	83.1%	83.0%
PSV < 900	82.6	95.4	85.1	91.1	95.3
AHTS > 16K	89.8	91.1	77.0	92.9	73.5
AHTS 8 - 16K	98.6	72.4	79.5	79.6	79.8
AHTS 4 - 8K	88.9	80.4	95.4	94.3	43.2
Other	55.9	57.4	52.5	56.5	66.2
Total	78.3%	74.8%	73.9%	77.8%	76.6%
Worldwide fleet:
PSV > 900	89.2%	85.8%	90.1%	84.0%	82.0%
PSV < 900	85.4	89.2	86.8	86.9	84.9
AHTS > 16K	60.0	75.8	70.7	73.0	75.4
AHTS 8 - 16K	82.0	68.5	75.6	84.1	85.6
AHTS 4 - 8K	85.1	87.7	82.6	68.8	75.7
Other	59.2	61.2	56.4	60.4	68.2
Total	82.3%	82.4%	82.1%	79.4%	80.6%

TIDEWATER INC.

OTHER FLEET AND FINANCIAL DATA

	Three Months Ended
	March 31,	December 31,	September 30,	June 30,	March 31,
	2024	2023	2023	2023	2023
AVERAGE VESSEL DAY RATES: (A)

Americas fleet:
PSV > 900	$34,015	$33,707	$31,648	$28,446	$26,930
PSV < 900	21,499	21,306	19,479	16,702	16,037
AHTS > 16K	33,490	37,174	35,598	37,640	37,720
AHTS 8 - 16K	16,964	16,997	17,157	15,421	15,593
AHTS 4 - 8K	8,703	8,285	8,717	8,678	8,764
Other	30,423	18,427	26,857	17,658	17,110
Total	25,894	24,524	23,495	20,269	19,794
Asia Pacific fleet:
PSV > 900	32,387	28,351	28,525	24,276	26,723
PSV < 900	30,122	20,703	23,380	31,927	31,488
AHTS > 16K	35,411	28,120	26,649	18,690	19,095
AHTS 8 - 16K	21,757	26,680	24,275	21,561	25,049
AHTS 4 - 8K	17,315	17,404	17,197	946	6,903
Total	30,101	25,378	25,867	24,250	23,582
Middle East fleet:
PSV > 900	14,996	14,972	13,112	13,304	13,251
PSV < 900	12,115	11,785	11,677	11,320	10,926
AHTS > 16K	12,968	12,801	13,004	13,378	12,868
AHTS 8 - 16K	10,515	11,140	10,771	10,804	10,632
AHTS 4 - 8K	9,609	9,334	8,787	8,460	6,953
Total	11,108	10,855	10,544	10,449	9,679
Europe/Mediterranean fleet:
PSV > 900	19,294	18,771	18,879	18,512	15,798
PSV < 900	18,557	19,227	17,926	17,756	12,451
AHTS > 16K	53,966	24,899	31,048	36,913	33,164
Total	19,763	19,061	19,105	18,990	15,669
West Africa fleet:
PSV > 900	30,557	28,797	24,220	21,815	18,931
PSV < 900	22,287	19,271	17,781	17,040	16,080
AHTS > 16K	24,611	20,869	25,192	24,154	18,863
AHTS 8 - 16K	16,536	15,302	14,804	12,382	12,433
AHTS 4 - 8K	9,766	9,583	9,858	10,178	10,113
Other	7,975	6,415	7,217	6,511	5,548
Total	18,687	16,356	15,772	14,469	13,047
Worldwide fleet:
PSV > 900	24,640	23,240	22,804	21,820	20,193
PSV < 900	18,932	17,734	16,949	15,837	14,688
AHTS > 16K	30,423	23,985	26,293	24,719	21,163
AHTS 8 - 16K	16,390	16,120	15,533	13,662	13,984
AHTS 4 - 8K	9,969	9,658	9,368	8,828	7,583
Other	11,797	8,397	10,281	8,441	6,852
Total	$19,563	$18,066	$17,865	$16,042	$14,624

Note (A):  Average Vessel Day Rates equals Vessel Revenue / Days Worked.

TIDEWATER INC.

OTHER FLEET AND FINANCIAL DATA

(In Thousands)

	Three Months Ended
	March 31,	December 31,	September 30,	June 30,	March 31,
	2024	2023	2023	2023	2023

Americas
Vessel revenues	$63,941	$68,425	$70,717	$50,376	$47,687

Vessel operating costs:
Crew costs	24,062	24,045	26,848	18,033	17,402
Repair and maintenance	4,534	3,846	5,588	3,973	3,888
Insurance	494	526	476	479	410
Fuel, lube and supplies	4,522	3,241	4,386	2,549	2,999
Other	5,928	5,172	5,924	4,564	3,572
Total vessel operating costs	39,540	36,830	43,222	29,598	28,271

Vessel operating margin ($)	24,401	31,595	27,495	20,778	19,416
Vessel operating margin (%)	38.2%	46.2%	38.9%	41.2%	40.7%

Americas - Select operating statistics
Average vessels - Total fleet	36	38	38	33	32
Utilization - Total fleet	74.5%	78.9%	84.1%	82.8%	82.3%

Average vessels - Active fleet	35	37	37	32	31
Utilization - Active fleet	76.5%	81.0%	86.3%	85.4%	85.2%

Average day rates	$25,894	$24,524	$23,495	$20,269	$19,794

Vessels commencing drydocks	7	3	3	4	2

Deferred drydocking and survey costs - beginning balance	$28,688	$29,684	$29,769	$27,832	$21,720
Cash paid for deferred drydocking and survey costs	8,014	5,025	4,658	5,867	8,218
Amortization of deferred drydocking and survey costs	(5,004)	(5,353)	(3,727)	(2,626)	(3,417)
Disposals, intersegment transfers and other	—	(668)	(1,016)	(1,304)	1,311
Deferred drydocking and survey costs - ending balance	$31,698	$28,688	$29,684	$29,769	$27,832

TIDEWATER INC.

OTHER FLEET AND FINANCIAL DATA

(In Thousands)

	Three Months Ended
	March 31,	December 31,	September 30,	June 30,	March 31,
	2024	2023	2023	2023	2023

Asia Pacific
Vessel revenues	$47,781	$38,632	$38,994	$22,585	$22,024

Vessel operating costs:
Crew costs	19,306	15,177	12,390	7,062	7,311
Repair and maintenance	2,769	2,977	2,969	1,517	1,749
Insurance	273	269	183	219	123
Fuel, lube and supplies	1,937	1,191	909	1,521	1,630
Other	2,491	2,045	2,380	1,648	1,678
Total vessel operating costs	26,776	21,659	18,831	11,967	12,491

Vessel operating margin ($)	21,005	16,973	20,163	10,618	9,533
Vessel operating margin (%)	44.0%	43.9%	51.7%	47.0%	43.3%

Asia Pacific - Select operating statistics
Average vessels - Total fleet	21	19	18	14	14
Utilization - Total fleet	84.0%	86.6%	91.3%	72.4%	74.8%

Average vessels - Active fleet	21	19	18	14	13
Utilization - Active fleet	84.0%	86.6%	91.3%	72.4%	77.8%

Average day rates	$30,101	$25,378	$25,867	$24,250	$23,582

Vessels commencing drydocks	3	—	—	—	1

Deferred drydocking and survey costs - beginning balance	$3,769	$3,595	$2,128	$2,525	$553
Cash paid for deferred drydocking and survey costs	4,734	(18)	84	(4)	2,368
Amortization of deferred drydocking and survey costs	(844)	(720)	(637)	(393)	(282)
Disposals, intersegment transfers and other	717	912	2,020	—	(114)
Deferred drydocking and survey costs - ending balance	$8,376	$3,769	$3,595	$2,128	$2,525

TIDEWATER INC.

OTHER FLEET AND FINANCIAL DATA

(In Thousands)

	Three Months Ended
	March 31,	December 31,	September 30,	June 30,	March 31,
	2024	2023	2023	2023	2023

Middle East
Vessel revenues	$37,932	$38,072	$34,685	$31,856	$30,762

Vessel operating costs:
Crew costs	13,270	13,716	13,914	13,170	12,616
Repair and maintenance	4,508	4,105	4,828	3,779	3,475
Insurance	420	501	385	465	433
Fuel, lube and supplies	2,304	2,610	3,142	3,470	2,870
Other	6,006	4,906	4,796	3,756	3,669
Total vessel operating costs	26,508	25,838	27,065	24,640	23,063

Vessel operating margin ($)	11,424	12,234	7,620	7,216	7,699
Vessel operating margin (%)	30.1%	32.1%	22.0%	22.7%	25.0%

Middle East - Select operating statistics
Average vessels - Total fleet	43	45	45	44	43
Utilization - Total fleet	86.6%	85.6%	79.8%	76.0%	82.5%

Average vessels - Active fleet	43	45	45	44	43
Utilization - Active fleet	86.6%	85.6%	79.8%	76.0%	82.5%

Average day rates	$11,108	$10,855	$10,544	$10,449	$9,679

Vessels commencing drydocks	11	3	4	7	5

Deferred drydocking and survey costs - beginning balance	$19,331	$21,153	$22,717	$20,677	$15,062
Cash paid for deferred drydocking and survey costs	7,520	1,360	3,234	4,262	7,787
Amortization of deferred drydocking and survey costs	(3,161)	(3,182)	(2,776)	(3,778)	(1,913)
Disposals, intersegment transfers and other	—	—	(2,022)	1,556	(259)
Deferred drydocking and survey costs - ending balance	$23,690	$19,331	$21,153	$22,717	$20,677

TIDEWATER INC.

OTHER FLEET AND FINANCIAL DATA

(In Thousands)

	Three Months Ended
	March 31,	December 31,	September 30,	June 30,	March 31,
	2024	2023	2023	2023	2023

Europe/Mediterranean
Vessel revenues	$80,381	$80,743	$78,929	$39,295	$31,250

Vessel operating costs:
Crew costs	26,282	25,848	26,632	13,406	12,727
Repair and maintenance	5,493	6,081	5,342	2,900	2,706
Insurance	756	791	689	354	384
Fuel, lube and supplies	4,094	3,717	4,033	2,363	1,584
Other	4,359	3,719	5,376	2,292	2,371
Total vessel operating costs	40,984	40,156	42,072	21,315	19,772

Vessel operating margin ($)	39,397	40,587	36,857	17,980	11,478
Vessel operating margin (%)	49.0%	50.3%	46.7%	45.8%	36.7%

Europe/Mediterranean - Select operating statistics
Average vessels - Total fleet	51	51	50	26	27
Utilization - Total fleet	87.1%	89.0%	88.8%	85.7%	83.4%

Average vessels - Active fleet	51	51	50	26	27
Utilization - Active fleet	87.1%	89.0%	88.8%	85.7%	83.4%

Average day rates	$19,763	$19,061	$19,105	$18,990	$15,669

Vessels commencing drydocks	16	5	5	4	4

Deferred drydocking and survey costs - beginning balance	$21,078	$16,256	$11,705	$11,363	$9,566
Cash paid for deferred drydocking and survey costs	10,876	7,580	6,733	2,217	5,128
Amortization of deferred drydocking and survey costs	(3,359)	(2,758)	(3,201)	(1,875)	(1,739)
Disposals, intersegment transfers and other	(1,335)	—	1,019	—	(1,592)
Deferred drydocking and survey costs - ending balance	$27,260	$21,078	$16,256	$11,705	$11,363

TIDEWATER INC.

OTHER FLEET AND FINANCIAL DATA

(In Thousands)

	Three Months Ended
	March 31,	December 31,	September 30,	June 30,	March 31,
	2024	2023	2023	2023	2023

West Africa
Vessel revenues	$88,651	$74,643	$73,650	$66,211	$59,457

Vessel operating costs:
Crew costs	19,432	18,751	17,502	16,336	16,587
Repair and maintenance	4,044	4,626	4,868	4,665	4,834
Insurance	637	678	626	651	655
Fuel, lube and supplies	4,461	4,506	5,300	4,055	4,472
Other	5,174	5,509	4,753	5,037	5,314
Total vessel operating costs	33,748	34,070	33,049	30,744	31,862

Vessel operating margin ($)	54,903	40,573	40,601	35,467	27,595
Vessel operating margin (%)	61.9%	54.4%	55.1%	53.6%	46.4%

West Africa - Select operating statistics
Average vessels - Total fleet	68	68	72	70	74
Utilization - Total fleet	77.1%	73.3%	70.7%	72.3%	68.4%

Average vessels - Active fleet	67	67	69	65	66
Utilization - Active fleet	78.3%	74.8%	73.9%	77.8%	76.6%

Average day rates	$18,687	$16,356	$15,772	$14,469	$13,047

Vessels commencing drydocks	7	7	7	4	6

Deferred drydocking and survey costs - beginning balance	$33,832	$28,527	$26,162	$20,390	$14,179
Cash paid for deferred drydocking and survey costs	8,874	10,121	5,909	9,024	7,824
Amortization of deferred drydocking and survey costs	(5,091)	(4,367)	(3,544)	(3,000)	(2,267)
Disposals, intersegment transfers and other	—	(449)	—	(252)	654
Deferred drydocking and survey costs - ending balance	$37,615	$33,832	$28,527	$26,162	$20,390

TIDEWATER INC.

OTHER FLEET AND FINANCIAL DATA

(In Thousands)

	Three Months Ended
	March 31,	December 31,	September 30,	June 30,	March 31,
	2024	2023	2023	2023	2023

Worldwide
Vessel revenues	$318,686	$300,515	$296,975	$210,323	$191,180

Vessel operating costs:
Crew costs	102,352	97,537	97,286	68,007	66,643
Repair and maintenance	21,348	21,635	23,595	16,834	16,652
Insurance	2,580	2,765	2,359	2,168	2,005
Fuel, lube and supplies	17,318	15,265	17,770	13,958	13,555
Other	23,958	21,351	23,229	17,297	16,604
Total vessel operating costs	167,556	158,553	164,239	118,264	115,459

Vessel operating margin ($)	151,130	141,962	132,736	92,059	75,721
Vessel operating margin (%)	47.4%	47.2%	44.7%	43.8%	39.6%

Worldwide - Select operating statistics
Average vessels - Total fleet	219	221	223	187	190
Utilization - Total fleet	81.5%	81.5%	80.5%	76.9%	76.5%

Average vessels - Active fleet	217	219	219	181	180
Utilization - Active fleet	82.3%	82.4%	82.1%	79.4%	80.6%

Average day rates	$19,563	$18,066	$17,865	$16,042	$14,624

Vessels commencing drydocks	44	18	19	19	18

Deferred drydocking and survey costs - beginning balance	$106,698	$99,215	$92,481	$82,787	$61,080
Cash paid for deferred drydocking and survey costs	40,018	24,068	20,618	21,366	31,325
Amortization of deferred drydocking and survey costs	(17,459)	(16,380)	(13,885)	(11,672)	(9,618)
Disposals, intersegment transfers and other	(618)	(205)	1	—	—
Deferred drydocking and survey costs - ending balance	$128,639	$106,698	$99,215	$92,481	$82,787

TIDEWATER INC.

UNAUDITED OTHER FLEET AND FINANCIAL DATA

(In Thousands)

	Three Months Ended
	March 31,	December 31,	September 30,	June 30,	March 31,
	2024	2023	2023	2023	2023

Net income	$46,745	$37,328	$25,549	$21,928	$10,816

Interest and other debt costs	19,476	20,263	19,288	4,731	4,190
Income tax expense	13,070	10,793	9,260	11,284	11,971
Depreciation	38,811	42,788	43,845	21,096	21,048
Amortization of deferred drydock and survey costs	17,459	16,379	13,885	11,672	9,618
Amortization of below market contracts	(1,206)	(1,894)	(1,906)	—	—
EBITDA (A), (B), (C)	134,355	125,657	109,921	70,711	57,643

Non-cash indemnification assets charge	1,122	(70)	1,184	—	—
Non-cash stock compensation expense	2,766	3,508	2,496	2,648	2,103
Acquisition, restructuring and integration related costs	709	2,177	6,079	1,242	1,426
Adjusted EBITDA (A), (B), (C)	$138,952	$131,272	$119,680	$74,601	$61,172

Note (A):  EBITDA excludes interest and other debt costs, income tax expense, depreciation and amortization of deferred drydock and below market contracts. Additionally, Adjusted EBITDA excludes non-cash indemnification assets charge included in interest income and other; non-cash stock-based compensation expense; and acquisition, restructuring and integration related costs.

Note (B):  EBITDA for the three months ended March 31, 2024, and for each of the prior four quarters includes non-cash stock-based compensation expense of $2,766, $3,508, $2,496, $2,648 and $2,103 respectively.

Note (C):  EBITDA and Adjusted EBITDA for the three months ended March 31, 2024, and for each of the prior four quarters includes foreign exchange gain (losses) of $(4,085), $2,250, $(2,149), $(3,819) and $2,348 respectively.

Non-GAAP Financial Measures

We disclose and discuss EBITDA and Adjusted EBITDA as non-GAAP financial measures in our public releases, including quarterly earnings releases, investor conference calls and other filings with the Securities and Exchange Commission. We define EBITDA as earnings (net income or loss) before interest and other debt costs, income tax expense, depreciation and amortization. Additionally, Adjusted EBITDA excludes impairment charges, non-cash indemnification asset charge, non-cash stock-based compensation expense and merger and integration related costs. Our measures of EBITDA and Adjusted EBITDA may not be comparable to similarly titled measures presented by other companies. Other companies may calculate EBITDA and Adjusted EBITDA differently than we do, which may limit its usefulness as a comparative measure.

Because EBITDA and Adjusted EBITDA are not measures of financial performance calculated in accordance with GAAP, they should not be considered in isolation or as a substitute for operating income, net income or loss, cash provided (used) in operating activities, investing and financing activities, or other income or cash flow statement data prepared in accordance with GAAP.

EBITDA and Adjusted EBITDA are widely used by investors and other users of our financial statements as a supplemental financial measure that, when viewed with our GAAP results and the accompanying reconciliations, we believe provide additional information that is useful to gain an understanding of the factors and trends affecting our ability to service debt, pay taxes and fund drydocking and survey costs and capital expenditures. We also believe the disclosure of EBITDA and Adjusted EBITDA helps investors meaningfully evaluate and compare our cash flow generating capacity from quarter-to-quarter and year-to-year.

EBITDA and Adjusted EBITDA are also financial metrics used by management (i) as a supplemental internal measure for planning and forecasting overall expectations and for evaluating actual results against such expectations; (ii) to compare to the EBITDA and Adjusted EBITDA of other companies when evaluating potential acquisitions; and (iii) to assess our ability to service existing fixed charges and incur additional indebtedness.

TIDEWATER INC.

UNAUDITED OTHER FLEET AND FINANCIAL DATA

(In Thousands)

	Three Months Ended
	March 31,	December 31,	September 30,	June 30,	March 31,
	2024	2023	2023	2023	2023

Net cash provided by operating activities (A)	$54,765	$47,231	$34,939	$9,741	$12,794

Cash interest expense	15,621	18,186	606	7,748	98
Interest income and other	(1,483)	(3,029)	(568)	(2,790)	(130)
Indemnification assets charge	(1,122)	70	(1,184)	—	—
Additions to property and equipment	(10,942)	(8,386)	(5,702)	(8,849)	(8,651)
Acquisitions	—	—	(594,191)	—	—
Expansion capital	71	1,034	594,252	2,493	109
	56,910	55,106	28,152	8,343	4,220

Proceeds from asset sales	12,463	5,902	945	2,943	5,716

Free cash flow	$69,373	$61,008	$29,097	$11,286	$9,936

Free cash flow is a non-GAAP investment performance indicator which we believe provides useful information regarding the net cash generated by the Company before any payments to capital providers. Free cash flow is determined from net cash provided by operating activities adjusted for capital expenditures, excluding expansion capital, proceeds from asset sales, cash interest expense and interest income. Free cash flow excludes indemnification assets charge included in interest income and other. Free cash flow is not defined by U.S. GAAP and is not a substitute for net cash provided by operating activities.

Note (A): Net cash provided by operating activities is affected by changes in our assets and liabilities and the amounts we pay in cash for our drydocks and vessel surveys as illustrated in the following table:

	Three Months Ended
	March 31,	December 31,	September 30,	June 30,	March 31,
	2024	2023	2023	2023	2023
Cash provided by (used in) changes in assets and liabilities, excluding drydock payments	$(640)	$(24,083)	$(29,286)	$(23,447)	$2,295
Cash paid for deferred drydock and survey costs	(40,018)	(24,069)	(20,618)	(21,366)	(31,325)
Total uses of cash for changes in assets and liabilities	$(40,658)	$(48,152)	$(49,904)	$(44,813)	$(29,030)

Contacts

Tidewater Inc.

West Gotcher

Senior Vice President,

Strategy, Corporate Development and Investor Relations

+1.713.470.5285

SOURCE: Tidewater Inc.